Exhibit 99.1


                  STATEMENT PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


          I, Ramesh C. Trivedi, Chief Executive Officer and President of Integrated Surgical Systems, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) the Company's Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 2003 (the "Report"), which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 12, 2003                        /s/ Ramesh C. Trivedi
                                           -------------------------------------
                                           Ramesh C. Trivedi
                                           Chief Executive Officer and President


A signed original of this written statement required by Section 906 has been provided to Integrated Surgical Systems, Inc. and will be retained by Integrated Surgical Systems, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                  STATEMENT PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


          I, Charles J. Novak, Chief Financial Officer of Integrated Surgical Systems, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


          (1) the Company's Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 2003 (the "Report"), which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 12, 2003                                 /s/ Charles J. Novak
                                                    ----------------------------
                                                    Charles J. Novak
                                                    Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to Integrated Surgical Systems, Inc. and will be retained by Integrated Surgical Systems, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.